UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2023
FactSet Research Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

45 Glover Avenue
Norwalk, Connecticut 06850
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (203) 810-1000
Former name or former address, if changed since last report: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	FDS	New York Stock Exchange LLC
The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Second Amended and Restated Certificate of Incorporation

At the annual meeting of stockholders of FactSet Research Systems Inc. (the "Company" or "FactSet") held on December 15, 2022, FactSet stockholders approved proposals (the "Charter Proposals") to amend, and to amend and restate, our certificate of incorporation as described below. The Charter Proposals previously had been approved unanimously by our Board of Directors (the "Board"). The changes contemplated by the Charter Proposals were incorporated into the Second Amended and Restated Certificate of Incorporation, attached hereto as Exhibit 3.1. On January 10, 2023, we filed the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, and the Second Amended and Restated Certificate of Incorporation became effective.

The Second Amended and Restated Certificate of Incorporation:

•amends the certificate of incorporation to declassify the Board, including procedures relating to Board composition;
•amends the certificate of incorporation to remove certain business combination restrictions;
•amends the certificate of incorporation to add a Delaware forum selection provision;
•amends the certificate of incorporation to add a federal forum selection provision;
•amends the certificate of incorporation to remove a creditor compromise provision; and
•amends and restates the certificate of incorporation to clarify, streamline and modernize the document.

The foregoing description of the Second Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the full text of the Second Amended and Restated Certificate of Incorporation, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

The Amended and Restated Bylaws

Upon the effectiveness of the Second Amended and Restated Certificate of Incorporation, and as previously unanimously approved by the Board, the Company's Bylaws (the "Bylaws") were also amended and restated. The amendments to the Bylaws conform the Bylaws to the Second Amended and Restated Certificate of Incorporation. In addition, the amendments to the Bylaws include an amendment giving Company stockholders the ability to call a special meeting of stockholders, so long as certain requirements are satisfied. The amendments include other miscellaneous revisions to the Bylaws, including changes to accommodate newer technology, to reflect the universal proxy rules, to update the advanced notice Bylaw, to update the officers provisions, and to reflect changes in Delaware law.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	FactSet Research Systems Inc. Second Amended and Restated Articles of Incorporation
3.2	FactSet Research Systems Inc. Amended and Restated By-Laws

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC. (Registrant)

January 10, 2023	By:	/s/ LINDA S. HUBER
Linda S. Huber Executive Vice President, Chief Financial Officer (Principal Financial Officer)